UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): April 9, 2007
DOLLAR FINANCIAL CORP.
(Exact name of registrant as specified in charter)
Not Applicable
(Former name or former address, if changed since last report)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	000-50866 (Commission file number)	23-2636866 (I.R.S. Employer Identification Number)

1436 Lancaster Avenue, Suite 310, Berwyn, Pennsylvania (Address of principal executive offices)	19312 (Zip Code)
610-296-3400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 6, 2007, the Compensation Committee (“Committee”) of the Board of Directors (the “Board”) of Dollar Financial Corp. (the “Company”) approved the following employment agreements and amendment for certain of its officers, and the Committee’s actions were subsequently approved on April 9, 2007 by the Board.
Employment Agreement with Norman Miller
On April 9, 2007, Norman Miller, the Company, and Dollar Financial Group, Inc., a wholly-owned subsidiary of the Company (“DFG”), entered into an employment agreement (“Miller Agreement”) pursuant to which Mr. Miller will continue to serve as the Executive Vice President and Chief Operating Officer of the Company. The Miller Agreement provides that Mr. Miller will receive an annual base salary of not less than $425,000 and will be entitled to an annual target cash bonus, as determined by the Board or the Compensation Committee, of not less than 80% of Mr. Miller’s then current salary. The term of the Miller Agreement commenced on April 9, 2007, and will continue until terminated by the parties pursuant to its terms. The Miller Agreement provides for payments upon certain types of employment termination events as further set forth in the Miller Agreement, a copy of which is attached as an exhibit to this Current Report on Form 8-K. The above summary of the material terms of the Miller Agreement is qualified in its entirety by reference to the complete text of the Miller Agreement filed herewith as Exhibit 10.1 and is incorporated in this Item 5.02 by reference.
Employment Agreement with Randy Underwood
On April 9, 2007, Randy Underwood, the Company and DFG entered into an employment agreement (“Underwood Agreement”) pursuant to which Mr. Underwood will continue to serve as the Executive Vice President and Chief Financial Officer of the Company. The Underwood Agreement provides that Mr. Underwood will receive an annual base salary of not less than $311,000 and will be entitled to an annual target cash bonus, as determined by the Board or the Compensation Committee, of not less than 60% of Mr. Underwood’s then current salary. The term of the Underwood Agreement commenced on April 9, 2007, and will continue until terminated by the parties pursuant to its terms. The Underwood Agreement provides for payments upon certain types of employment termination events as further set forth in the Underwood Agreement, a copy of which is attached as an exhibit to this Current Report on Form 8-K. The above summary of the material terms of the Underwood Agreement is qualified in its entirety by reference to the complete text of the Underwood Agreement filed herewith as Exhibit 10.2 and is incorporated in this Item 5.02 by reference.
Roy Hibberd Employment Agreement
On April 9, 2007, Roy Hibberd, the Company and DFG entered into an employment agreement (“Hibberd Agreement”) pursuant to which Mr. Hibberd will continue to serve as the Senior Vice President and General Counsel of the Company. The Hibberd Agreement provides that

Mr. Hibberd will receive an annual base salary of not less than $245,000 and will be entitled to an annual target cash bonus, as determined by the Board or the Compensation Committee, of not less than 45% of Mr. Hibberd’s then current salary. The term of the Hibberd Agreement commenced on April 9, 2007, and will continue until terminated by the parties pursuant to its terms. The Hibberd Agreement provides for payments upon certain types of employment termination events as further set forth in the Hibberd Agreement, a copy of which is attached as an exhibit to this Current Report on Form 8-K. The above summary of the material terms of the Hibberd Agreement is qualified in its entirety by reference to the complete text of the Hibberd Agreement filed herewith as Exhibit 10.3 and is incorporated in this Item 5.02 by reference.
Employment Agreement with Sydney Franchuk
On April 9, 2007, Sydney Franchuk and National Money Mart Company, a wholly-owned subsidiary of the Company (“National Money Mart”), entered into an employment agreement (“Franchuk Agreement”). The Franchuk Agreement provides that Mr. Franchuk will serve as the Chairman of National Money Mart and as an Executive Vice-President of the Company. Prior to the execution of the Franchuk Agreement, Mr. Franchuk served as a President of National Money Mart and as a Senior Vice-President of the Company. The Franchuk Agreement provides that Mr. Franchuk’s annual base salary will increase to $400,000 Canadian dollars and he will be entitled to participate in certain of the Company’s incentive programs, including the Dollar Financial Corp. Key Management Bonus Program pursuant to which he may be awarded a bonus at a target of 60% of his base salary based on the performance of the Company and National Money Mart. Upon execution of the Franchuk Agreement, Mr. Franchuk received a one-time cash bonus of $125,000 Canadian dollars and was issued 10,000 restricted shares of the Company’s common stock, which vest ratably over the 30 month period commencing January 1, 2007. The initial term of the Franchuk Agreement expires June 30, 2009, after which time it will renew for successive one-year periods unless either party provides a notice of nonrenewal. The Franchuk Agreement provides for payments upon certain types of employment termination events as further set forth in the Franchuk Agreement, a copy of which is attached as an exhibit to this Current Report on Form 8-K. The above summary of the material terms of the Franchuk Agreement is qualified in its entirety by reference to the complete text of the Franchuk Agreement filed herewith as Exhibit 10.4 and is in its entirety incorporated in this Item 5.02 by reference.
Amendment to Donald Gayhardt’s Employment Agreement
On April 9, 2007, the Company, DFG, and Donald Gayhardt, our President and a member of the Board, executed Amendment No. 1 to Employment Agreement (the “Amendment”), amending Mr. Gayhardt’s current employment agreement with the Company and DFG dated December 19, 2003 (“Gayhardt Agreement”). The Amendment provides that if Mr. Gayhardt terminates his employment without Good Reason, as defined in the Gayhardt Agreement, after December 19, 2007, he will receive an amount equal to his base salary payable in equal installments over the twelve (12) months following such termination. In addition, the Company will continue to contribute, for twelve (12) months following such termination, to the cost of Mr. Gayhardt’s health insurance coverage in an amount equal to the amount we contributed towards his health insurance premium prior to his date of termination. The above summary of the material terms of the Amendment is qualified in its entirety by reference to the complete text of the Amendment filed herewith as Exhibit 10.5 and is incorporated in this Item 5.02 by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit

Exhibit 10.1	Employment Agreement by and among Norman Miller, the Company and DFG, dated as of April 9, 2007.

Exhibit 10.2	Employment Agreement by and among Randy Underwood, the Company and DFG, dated as of April 9, 2007.

Exhibit 10.3	Employment Agreement by and among Roy Hibberd, the Company and DFG, dated as of April 9, 2007.

Exhibit 10.4	Employment Agreement by and between National Money Mart and Sydney Franchuk dated April 9, 2007.

Exhibit 10.5	Amendment No. 1 to Employment Agreement by and among Donald Gayhardt, the Company and DFG, dated April 9, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL CORP.
Date: April 12, 2007	By:	/s/ Randy Underwood
Randy Underwood
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Employment Agreement by and among Norman Miller, the Company and DFG, dated as of April 9, 2007.

10.2	Employment Agreement by and among Randy Underwood, the Company, and DFG, dated as of April 9, 2007.

10.3	Employment Agreement by and among Roy Hibberd, the Company and DFG, dated as of April 9, 2007.

10.4	Employment Agreement by and between National Money Mart and Sydney Franchuk dated April 9, 2007.

10.5	Amendment No. 1 to Employment Agreement by and among Donald Gayhardt, the Company and DFG, dated April 9, 2007.